United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Event

On May 2, 2008, Urstadt Biddle Properties Inc. (the “Company”) entered into an amendment of its existing $30 million Secured Revolving Credit Facility with the Bank of New York Mellon (“the Facility”) to extend the maturity date of the Facility to April 15, 2011, originally scheduled to expire April 15, 2008.  Substantially all of the existing terms and conditions of the Facility remained unchanged.

On May 6, 2008, the Company issued the press release included as Exhibit 99.1 to this Report, announcing the amendment of the Facility.

Item 9.01                      Financial Statements and Exhibits

The following exhibits are filed as a part of this Current Report.

99.1           Press release of the Company, dated May 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2008	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ James R. Moore
James R. Moore
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Number                        Exhibit

99.1                                Press release of the Company, dated May 6, 2008